EXHIBIT 99
                                                                      ----------

THE FOLLOWING CERTIFICATION IS PROVIDED BY EACH OF THE UNDERSIGNED CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER OF MIDWEST BANC HOLDINGS, INC. (THE "COMPANY") ON THE BASIS OF SUCH OFFICER'S KNOWLEDGE AND BELIEF FOR THE SOLE PURPOSE OF COMPLYING WITH 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

                                  CERTIFICATION

In connection with the Annual Report of the Midwest Banc Holdings, Inc. 401(k) Plan and Trust (the "Plan") on Form 11-K for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission on June 30, 2003 (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

                                  By:      /s/ Brad A. Luecke
                                           -------------------------------------
                                  Name:    Brad A. Luecke
                                  Title:   President and Chief Executive Officer
                                  Date:    June 30, 2003


                                  By:      /s/ Daniel R. Kadolph
                                           -------------------------------------
                                  Name:    Daniel R. Kadolph
                                  Title:   Senior Vice President and
                                           Chief Financial Officer
                                  Date:    June 30, 2003

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission upon request. This certification accompanies the Report and shall not be treated as having been filed as part of the Report.